UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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ExpressJet Holdings, Inc.

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The following letter from ExpressJet Holdings, Inc.’s (“ExpressJet”) President and Chief Executive Officer, Tom Hanley, was sent to ExpressJet’s employees on August 4, 2010 in connection with the announcement of the merger with SkyWest, Inc. (“SkyWest”):

Dear ExpressJet employees:

ExpressJet issued a press release today announcing it signed a definitive merger agreement with SkyWest, Inc. whereby SkyWest, Inc. will acquire all of the outstanding shares of common stock of ExpressJet Holdings, Inc., the parent company of ExpressJet Airlines, Inc., for $6.75 per share in cash subject to the conditions of the definitive merger agreement. SkyWest, Inc. advised that its intention is that ExpressJet Airlines will be merged with its wholly-owned subsidiary, Atlantic Southeast Airlines following the closing of the transaction. We believe this decision provides stability and a platform for growth for ExpressJet employees as well as a significant premium for ExpressJet stockholders.

To give you some background into how this transaction came about, SkyWest, Inc., owner of Atlantic Southeast, approached us at the beginning of May with an offer to buy the company. The Board hired financial and legal advisors to assist in reviewing the offer and negotiations. This process continued for several weeks through due diligence and the negotiation of a merger agreement providing the terms of how the transaction will occur.

Although we signed a definitive merger agreement with SkyWest, Inc., the transaction will not close until it is approved by ExpressJet stockholders and regulatory authorities. We expect both of these items to be completed during the fourth quarter of 2010. Until the transaction closes, ExpressJet will maintain control over its operational and business decisions.

Once the transaction closes, the process for integration will begin.

As with any change, this transaction generates lots of questions, and many we don’t know the answer to at this point. Between now and the closing date, the Post Merger Integration, or PMI Team, will be reviewing our operation and developing a transition plan for the combined airline. Once the transaction closes, Atlantic Southeast will implement the transition plan developed by the PMI Team. As the transaction progresses, we will provide updates via ExpressPress and the blog on www.xjt.com.

While it is early in the transition planning phase, we can address some of your expected questions and developed the attached employee Q&A document. It is divided into two parts. The first is an explanation of the acquisition and the second addresses how the acquisition will affect ExpressJet employees.

The key objectives during this transitional time are to stay focused on our commitment of providing safe and reliable air transportation, and to work with our partners to deliver ExpressJet quality service every day. As we know more details about the transaction and how it might impact employees, we will share updates. If you have something on your mind, that you want us to address, please use the HR Questionnaire on www.xjt.com.

I know I can count on you to continue providing great service to our partners and our customers. Thank you in advance for the hard work you each put in every day to make this happen.

Kindest regards,

Tom Hanley

President and Chief Executive Officer

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The transaction will be submitted to the stockholders of ExpressJet Holdings, Inc. (“XJT”) for their approval.

In connection with the transaction, XJT will file a proxy statement with the Securities and Exchange Commission (“SEC”). A definitive proxy statement will also be mailed to stockholders of XJT. XJT and SkyWest, Inc. (“SKYW”) also plan to file other documents with the SEC regarding the transaction.

INVESTORS AND SECURITY HOLDERS OF EXPRESSJET ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT XJT AND THE TRANSACTION.

Investors and stockholders will be able to obtain free copies of the proxy statement and other documents containing important information about XJT and SKYW, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by XJT will be available free of charge on XJT’s website at www.expressjet.com under the tab “Investors” or by contacting XJT’s Investor Relations Department at (832) 353-1409. Copies of the documents filed with the SEC by SKYW will be available free of charge on SKYW’s website at www.skywest.com under the tab “Invest” or by contacting SKYW’s Investor Relations Department at (435) 634-3203. None of the information included on any web site maintained by XJT, SKYW or any of their affiliates, or any other Internet web site linked to any such web site, is incorporated by reference in or otherwise made a part of this communication.

XJT, SKYW and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of XJT in connection with the transaction. Information about the directors and executive officers of XJT is set forth in its proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on April 2, 2010. Information about the directors and executive officers of SKYW is set forth in its proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on March 12, 2010. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, in the transaction will be contained in the proxy statement and other relevant materials to be filed with the SEC.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect XJT’s and SKYW’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, XJT’s and SKYW’s expectations with respect to the synergies, costs and other anticipated financial impacts of the transaction; future financial and operating results of the combined company; the combined company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the transaction by stockholders and by governmental regulatory authorities; the satisfaction of the closing conditions to the transaction; and the timing of the completion of the transaction. No assurance can be given that the transaction will be completed or that completion will not be delayed.

All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of XJT and SKYW and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, (1) the possibility that the transaction is delayed or does not close, including due to the failure to receive required stockholder or regulatory approvals, the taking of governmental action (including the passage of legislation) to block the transaction, or the failure of other closing conditions, and (2) the possibility that the expected synergies will not be realized, or will not be realized within the expected time period, because of, among other things, the progress of the merger between Continental Airlines, Inc. and United Air Lines, Inc., global economic conditions, competitive actions taken by other airlines, terrorist attacks, natural disasters, difficulties in integrating the two airlines, the willingness of customers to travel by air, actions taken or conditions imposed by the U.S. and foreign governments or other regulatory matters, excessive taxation, further industry consolidation and changes in airlines alliances, the availability and cost of insurance and public health threats.

XJT and SKYW caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in XJT’s and SKYW’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings. All subsequent written and oral forward-looking statements concerning XJT, SKYW, the transaction or other matters and attributable to XJT, SKYW or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Neither XJT nor SKYW undertakes any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

The following document was provided by ExpressJet to its employees on August 4, 2010 in connection with the announcement of the merger with SkyWest:

EMPLOYEE Q&A

ExpressJet issued a press release today announcing it signed a definitive merger agreement with SkyWest, Inc. whereby SkyWest, Inc. will acquire all of the outstanding shares of common stock of ExpressJet Holdings, Inc., the parent company of ExpressJet Airlines, Inc., for $6.75 per share in cash subject to the conditions of the definitive merger agreement. We believe this decision provides stability and a platform for growth for ExpressJet employees as well as a significant premium for ExpressJet stockholders. SkyWest, Inc. advised that its intention is that ExpressJet Airlines will be merged with its wholly-owned subsidiary, Atlantic Southeast Airlines following the closing of the transaction.

As with any change, this transaction generates lots of questions, and many we don’t know the answer to at this point. Between now and the closing date, the Post Merger Integration (PMI) Team will be reviewing our operation and developing a transition plan for the combined airline. Once the transaction closes, Atlantic Southeast will implement the transition plan developed by the PMI Team. As the transaction progresses, we will provide updates via ExpressPress and the blog on www.xjt.com.

While it is early in the transition planning phase, we worked to answer some of your expected questions and developed this employee Q&A document. It is divided into two parts. The first is an explanation of the acquisition and the second addresses how the acquisition will affect ExpressJet employees.

The key objectives during this transitional time are to stay focused and to continue providing safe and reliable air transportation, and to work with our partners to deliver ExpressJet quality service every day.

As we know more details about the transaction and how it might impact employees, we will share updates. If you have something on your mind, that you want us to address, please use the HR Questionnaire on www.xjt.com.

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Keep in mind that if we participate in these public “conversations,” we should do so in a respectful manner, consistent with the ExpressJet culture. Please consider the public impression you are making when you discuss ExpressJet business activities. All communications should conform to the Media Policy on www.xjt.com – Communications – Media Policy.

PART 1 – WHY IS SKYWEST, INC. PURCHASING EXPRESSJET?

Q.	Why is SkyWest, Inc. purchasing ExpressJet?

A.	SkyWest, Inc. knows ExpressJet is one of the best operators in the regional airline industry. SkyWest, Inc. wants to strengthen its portfolio with additional aircraft types and streamline efficiencies across an operating certificate at its wholly-owned subsidiary, Atlantic Southeast Airlines. For employees, this transaction provides stability and a platform for growth opportunities at what will be one of the largest regional carriers in the world.

After the transaction is complete, it is anticipated that the operating certificates of ExpressJet and Atlantic Southeast will be combined pending the receipt of required regulatory approvals. As a part of the process of combining certificates, Atlantic Southeast intends to form a PMI Team to evaluate all operational decisions to ensure that the combined carrier remains a “best in class” regional operator.

Here is additional information on Atlantic Southeast Airlines: the company was founded in 1979 in Atlanta, Ga., by three determined entrepreneurs who dreamed of safely connecting small communities to the Atlanta metropolis. From the first flight – aboard a 19-passenger Twin Otter between Columbus, Ga., and Atlanta – to today, Atlantic Southeast Airlines has enjoyed tremendous growth and success, thanks in part to the thousands of aviation professionals who have proudly worn the Atlantic Southeast colors. Currently, Atlantic Southeast employs 3,600 aviation professionals and operates a fleet of 160 CRJ 200, 700 and 900 aircraft for partners Delta and United. Atlantic Southeast Airlines was purchased by SkyWest, Inc., Inc. in 2005. For more information, visit the Atlantic Southeast website.

Q.	Why did the Board decide to approve this transaction after rejecting SkyWest, Inc.’s proposal in 2008?

A.	This transaction provides a significant premium for ExpressJet stockholders as well as stability and a platform for growth for ExpressJet employees.

Q.	Do any labor groups need to approve this transaction?

A.	No approval by the labor groups is required; although the PMI Team intends to engage the labor groups during the integration process after the transaction closes.

Q.	Will we still pursue Operation: Green Light?

A.	Yes, while waiting for the transaction to close, ExpressJet will continue to pursue efficiencies and cost savings through Operation: Green Light.

Q.	Why weren’t we told earlier about the transaction?

A.	Since ExpressJet Holdings is a publicly-traded company, any communication regarding financial transactions is strictly regulated by the Securities and Exchange Commission (SEC).

PART 2 – HOW WILL THE ACQUISITION AFFECT ME?

The first step in this process will be completing the transaction. Today’s announcement marks the beginning of the process of seeking stockholder and regulatory approvals. Once received, then the transaction will move into a closing phase at which point it will be complete. Currently, the transaction is expected to close in fourth quarter 2010.

After the transaction is complete, it is anticipated that the operating certificates of ExpressJet and Atlantic Southeast will be combined, pending the receipt of required regulatory approvals. As a part of the process of combining certificates, Atlantic Southeast will form a PMI Team to evaluate all operational decisions to ensure that the combined carrier remains a “best in class” regional operator.

OPERATIONS

Q.	Will Atlantic Southeast combine our operating certificates?

A.	The first step is to complete the transaction. The two companies will continue to operate separately until the transaction is complete.

Once the transaction is complete, Atlantic Southeast intends to start the process of combining its operating certificate with ExpressJet’s and operate under a single operating certificate.

Q.	Will we integrate workgroups?

A.	Once the operating certificates are combined, it is anticipated that the front-line work groups will be integrated. Until then, front-line work groups will continue to operate separately.

Q.	Will there be involuntary furloughs or layoffs?

A.	As in most acquisitions, some operating efficiencies may be created by eliminating overlapping jobs, particularly in support roles. Any reduction in headcount will occur only after a careful review of the people and the functions they perform by the PMI Team. This review will likely take many months to complete, and consequently it’s too early to provide details on the ultimate resolution.

Q.	What should I do while I wait to find out if my job is impacted?

A.	Our most important job after the acquisition announcement is the same as it was before the announcement: continuing to provide safe and reliable air transportation, and working with our partners to deliver ExpressJet quality service every day.

Q.	What pay scale will we go by?

A.	ExpressJet will continue to go by the pay scale outlined in your collective bargaining agreement or applicable work manual.

Q.	Where will ExpressJet be based?

A.	It is anticipated that the combined airline corporate headquarters will be located in Atlanta, Georgia.

Q.	Will ExpressJet perform scheduled maintenance on Atlantic Southeast and SkyWest planes?

A.	The PMI Team will evaluate how to best utilize our current maintenance facilities once the acquisition is complete.

Q.	Will Atlantic Southeast and SkyWest use the ExpressJet training center?

A.	The PMI Team will evaluate how to best utilize this resource across all its operations once the acquisition is complete.

Q.	Does this change our agreements with Continental and United?

A.	Until the acquisition is complete, both agreements will remain the same.

Q.	Will we still operate a charter division and have ExpressJet liveried aircraft?

A.	The PMI Team will review the best use for the aircraft going forward after the transaction is complete.

Q.	Will I have the same uniform?

A.	The uniform going forward could change as Continental and United merge their product offerings and customer service elements.

Q.	Will we still have crew bases in IAH, EWR, CLE and ORD?

A.	Currently, no changes to the ExpressJet crew bases are planned. The PMI Team will make a final determination after the acquisition is complete and it reviews the schedules provided by mainline partners.

Q.	Is the System Operations Center (SOCC) moving?

A.	There is currently not a plan to move SOCC. The PMI Team will make a final determination after the acquisition is complete.

Q.	Will we open any new crew bases or maintenance hangars?

A.	Atlantic Southeast will make that determination after the acquisition is complete and it reviews the schedules provided by mainline partners. Prior to the acquisition, ExpressJet will continue to review its crew and maintenance coverage.

BENEFITS AND TRAVEL

Q.	What will happen to my travel privileges?

A.	Travel privileges are granted by our mainline partners. Since Continental and United are currently working on a merger of equals and reviewing their respective travel programs, we don’t know what will happen to pass travel until that process is complete.

Currently, here’s what Continental and United are saying about travel within their Employee Communications.

Q.	The pass travel programs at CO and UA are vastly different. What will our new pass travel program look like?

A.	We are committed to looking at both pass travel programs to determine the fairest way to integrate the two programs. This will take some time as we will solicit input from both employee groups.

Q.	Will my 401(k) plan change immediately?

A.	Employees of ExpressJet will continue to participate in the ExpressJet Airlines 401(k) Plan through the closing of the transaction. Certain changes to the 401(k) plan could occur after the acquisition is complete and benefit programs are reviewed by the PMI Team.

Q.	Will my health insurance or other medical benefits change?

A.	Atlantic Southeast has no plans to stop providing health, dental, vision or life insurance coverage and the acquisition will not cause you to lose coverage. Employees of ExpressJet will continue to participate in the ExpressJet health and welfare programs through year-end, and changes, if any, are not expected to occur until 2011. Employee contribution rates will remain the same for the duration of 2010 for either health, dental, vision or life insurance coverage.

EMPLOYEE PROGRAMS

Q.	What happens to the shares I bought through the employee stock purchase program (ESPP)?

A.	Holders of any shares purchased via the ESPP through the period ending June 30, 2010 are included in common shares outstanding and will be paid at $6.75 per share if the transaction closes.

For employees already enrolled in the current employee stock purchase plan, no changes will occur or be permitted until the transaction is complete.

For employees holding ESPP shares now is a good time to ensure that all of your information is up-to-date with Computershare. To contact them, please call (877) 487-1739 or visit them online.

The employee stock purchase plan is not currently accepting any new participants.

Q.	Will we still have When In Need Get Support, Inc. or the ExpressJet Scholarship Fund?

A.	These organizations are separate legal entities from ExpressJet. When SkyWest, Inc. acquires ExpressJet, it is not purchasing When In Need Get Support, Inc. or the ExpressJet Scholarship Fund. The Boards of these organizations will continue administering the programs with the current funds available until the funds are depleted.

After the transaction is complete, payroll deductions for both WINGS and the ExpressJet Scholarship Fund will be suspended.

Q.	Will we still have programs such as Perfect Attendance and service awards?

A.	After completing the acquisition, it is anticipated that the PMI Team will work to harmonize incentive programs with programs Atlantic Southeast currently has in place.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The transaction will be submitted to the stockholders of ExpressJet Holdings, Inc. (“XJT”) for their approval.

In connection with the transaction, XJT will file a proxy statement with the Securities and Exchange Commission (“SEC”). A definitive proxy statement will also be mailed to stockholders of XJT. XJT and SkyWest, Inc. (“SKYW”) also plan to file other documents with the SEC regarding the transaction.

INVESTORS AND SECURITY HOLDERS OF EXPRESSJET ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT XJT AND THE TRANSACTION.

Investors and stockholders will be able to obtain free copies of the proxy statement and other documents containing important information about XJT and SKYW, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by XJT will be available free of charge on XJT’s website at www.expressjet.com under the tab “Investors” or by contacting XJT’s Investor Relations Department at (832) 353-1409. Copies of the documents filed with the SEC by SKYW will be available free of charge on SKYW’s website at www.skywest.com under the tab “Invest” or by contacting SKYW’s Investor Relations Department at (435) 634-3203. None of the information included on any web site maintained by XJT, SKYW or any of their affiliates, or any other Internet web site linked to any such web site, is incorporated by reference in or otherwise made a part of this communication.

XJT, SKYW and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of XJT in connection with the transaction. Information about the directors and executive officers of XJT is set forth in its proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on April 2, 2010. Information about the directors and executive officers of SKYW is set forth in its proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on March 12, 2010. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, in the transaction will be contained in the proxy statement and other relevant materials to be filed with the SEC.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect XJT’s and SKYW’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, XJT’s and SKYW’s expectations with respect to the synergies, costs and other anticipated financial impacts of the transaction; future financial and operating results of the combined company; the combined company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the transaction by stockholders and by governmental regulatory authorities; the satisfaction of the closing conditions to the transaction; and the timing of the completion of the transaction. No assurance can be given that the transaction will be completed or that completion will not be delayed.

All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of XJT and SKYW and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, (1) the possibility that the transaction is delayed or does not close, including due to the failure to receive required stockholder or regulatory approvals, the taking of governmental action (including the passage of legislation) to block the transaction, or the failure of other closing conditions, and (2) the possibility that the expected synergies will not be realized, or will not be realized within the expected time period, because of, among other things, the progress of the merger between Continental Airlines, Inc. and United Air Lines, Inc., global economic conditions, competitive actions taken by other airlines, terrorist attacks, natural disasters, difficulties in integrating the two airlines, the willingness of customers to travel by air, actions taken or conditions imposed by the U.S. and foreign governments or other regulatory matters, excessive taxation, further industry consolidation and changes in airlines alliances, the availability and cost of insurance and public health threats.

XJT and SKYW caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in XJT’s and SKYW’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings. All subsequent written and oral forward-looking statements concerning XJT, SKYW, the transaction or other matters and attributable to XJT, SKYW or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Neither XJT nor SKYW undertakes any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

The following letter was sent to ExpressJet’s union representatives on August 4, 2010 in connection with the announcement of the merger with SkyWest:

Dear :

ExpressJet issued a press release today announcing it signed a definitive merger agreement with SkyWest, Inc. whereby SkyWest, Inc. will acquire all of the outstanding shares of common stock of ExpressJet Holdings, Inc., the parent company of ExpressJet Airlines, Inc., for $6.75 per share in cash subject to the conditions of the definitive merger agreement. We believe this decision provides stability and a platform for growth for ExpressJet employees as well as a significant premium for ExpressJet stockholders. SkyWest, Inc. advised that its intention is that ExpressJet Airlines will be merged with its wholly-owned subsidiary, Atlantic Southeast Airlines following the closing of the transaction.

To give you some background into how this transaction came about, SkyWest, Inc., owner of Atlantic Southeast, approached us at the beginning of May with an offer to buy the company. The Board hired financial and legal advisors to assist in reviewing the offer and negotiations. This process continued for several weeks through due diligence and the negotiation of a merger agreement providing the terms of how the transaction will occur.

Although we signed a definitive merger agreement with SkyWest, Inc., the transaction will not close until it is approved by ExpressJet stockholders and regulatory authorities. We expect both of these items to be completed during the fourth quarter of 2010. Until the transaction closes, ExpressJet will maintain control over its operational and business decisions. After the transaction closes, these decisions will be made by Atlantic Southeast Airlines.

As you know, ExpressJet’s employees are one of its greatest assets and we will rely on this asset to continue our commitment of providing safe and reliable air transportation, and to work with our partners to deliver ExpressJet quality service every day.

I know I can count on you to continue providing great service to our partners and our customers. Thanks for the hard work you each put in every day to make this happen.

Kind Regards,

[Signature of appropriate officer of ExpressJet]

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The transaction will be submitted to the stockholders of ExpressJet Holdings, Inc. (“XJT”) for their approval.

In connection with the transaction, XJT will file a proxy statement with the Securities and Exchange Commission (“SEC”). A definitive proxy statement will also be mailed to stockholders of XJT. XJT and SkyWest, Inc. (“SKYW”) also plan to file other documents with the SEC regarding the transaction.

INVESTORS AND SECURITY HOLDERS OF EXPRESSJET ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT XJT AND THE TRANSACTION.

Investors and stockholders will be able to obtain free copies of the proxy statement and other documents containing important information about XJT and SKYW, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by XJT will be available free of charge on XJT’s website at www.expressjet.com under the tab “Investors” or by contacting XJT’s Investor Relations Department at (832) 353-1409. Copies of the documents filed with the SEC by SKYW will be available free of charge on SKYW’s website at www.skywest.com under the tab “Invest” or by contacting SKYW’s Investor Relations Department at (435) 634-3203. None of the information included on any web site maintained by XJT, SKYW or any of their affiliates, or any other Internet web site linked to any such web site, is incorporated by reference in or otherwise made a part of this communication.

XJT, SKYW and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of XJT in connection with the transaction. Information about the directors and executive officers of XJT is set forth in its proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on April 2, 2010. Information about the directors and executive officers of SKYW is set forth in its proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on March 12, 2010. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, in the transaction will be contained in the proxy statement and other relevant materials to be filed with the SEC.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect XJT’s and SKYW’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, XJT’s and SKYW’s expectations with respect to the synergies, costs and other anticipated financial impacts of the transaction; future financial and operating results of the combined company; the combined company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the transaction by stockholders and by governmental regulatory authorities; the satisfaction of the closing conditions to the transaction; and the timing of the completion of the transaction. No assurance can be given that the transaction will be completed or that completion will not be delayed.

All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of XJT and

SKYW and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, (1) the possibility that the transaction is delayed or does not close, including due to the failure to receive required stockholder or regulatory approvals, the taking of governmental action (including the passage of legislation) to block the transaction, or the failure of other closing conditions, and (2) the possibility that the expected synergies will not be realized, or will not be realized within the expected time period, because of, among other things, the progress of the merger between Continental Airlines, Inc. and United Air Lines, Inc., global economic conditions, competitive actions taken by other airlines, terrorist attacks, natural disasters, difficulties in integrating the two airlines, the willingness of customers to travel by air, actions taken or conditions imposed by the U.S. and foreign governments or other regulatory matters, excessive taxation, further industry consolidation and changes in airlines alliances, the availability and cost of insurance and public health threats.

XJT and SKYW caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in XJT’s and SKYW’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings. All subsequent written and oral forward-looking statements concerning XJT, SKYW, the transaction or other matters and attributable to XJT, SKYW or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Neither XJT nor SKYW undertakes any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

The following are key messaging points used by ExpressJet in connection with the announcement of the merger with SkyWest:

KEY MESSAGING POINTS

•	The transaction will ultimately provide a majority of our employees with stability and opportunities for growth.

•

SkyWest, Inc., owner of Atlantic Southeast Airlines, approached ExpressJet with the offer. ExpressJet did not go out and market the company as “for sale.” As a part of their fiduciary responsibility, the Board was required to consider the offer.

•	The companies will operate independently until the transaction is complete.

•	The most important thing for employees to do is continue providing safe and reliable air transportation, and working with our partners to deliver ExpressJet quality service every day.

ExpressJet posted the following text on its Facebook page on August 4, 2010 in connection with the announcement of the merger with SkyWest:

ExpressJet announced today signing of a definitive merger agreement with SkyWest, Inc. Visit www.expressjet.com to review the full release and legal disclaimers.

ExpressJet posted the following text on its employee blog on August 4, 2010 in connection with the announcement of the merger with SkyWest:

ExpressJet announced today signing of a definitive merger agreement with SkyWest, Inc. Visit www.expressjet.com to review the full release and legal disclaimers. Click here to view the employee Q&A created to help answer questions caused by the transaction.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The transaction will be submitted to the stockholders of ExpressJet Holdings, Inc. (“XJT”) for their approval.

In connection with the transaction, XJT will file a proxy statement with the Securities and Exchange Commission (“SEC”). A definitive proxy statement will also be mailed to stockholders of XJT. XJT and SkyWest, Inc. (“SKYW”) also plan to file other documents with the SEC regarding the transaction.

INVESTORS AND SECURITY HOLDERS OF EXPRESSJET ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT XJT AND THE TRANSACTION.

Investors and stockholders will be able to obtain free copies of the proxy statement and other documents containing important information about XJT and SKYW, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by XJT will be available free of charge on XJT’s website at www.expressjet.com under the tab “Investors” or by contacting XJT’s Investor Relations Department at (832) 353-1409. Copies of the documents filed with the SEC by SKYW will be available free of charge on SKYW’s website at www.skywest.com under the tab “Invest” or by contacting SKYW’s Investor Relations Department at (435) 634-3203. None of the information included on any web site maintained by XJT, SKYW or any of their affiliates, or any other Internet web site linked to any such web site, is incorporated by reference in or otherwise made a part of this communication.

XJT, SKYW and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of XJT in connection with the transaction. Information about the directors and executive officers of XJT is set forth in its proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on April 2, 2010. Information about the directors and executive officers of SKYW is set forth in its proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on March 12, 2010. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, in the transaction will be contained in the proxy statement and other relevant materials to be filed with the SEC.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect XJT’s and SKYW’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, XJT’s and SKYW’s expectations with respect to the synergies, costs and other anticipated financial impacts of the transaction; future financial and operating results of the combined company; the combined company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the transaction by stockholders and by governmental regulatory authorities; the satisfaction of the closing conditions to the transaction; and the timing of the completion of the transaction. No assurance can be given that the transaction will be completed or that completion will not be delayed.

All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of XJT and SKYW and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, (1) the possibility that the transaction is delayed or does not close, including due to the failure to receive required stockholder or regulatory approvals, the taking of governmental action (including the passage of legislation) to block the transaction, or the failure of other closing conditions, and (2) the possibility that the expected synergies will not be realized, or will not be realized within the expected time period, because of, among other things, the progress of the merger between Continental Airlines, Inc. and United Air Lines, Inc., global economic conditions, competitive actions taken by other airlines, terrorist attacks, natural disasters, difficulties in integrating the two airlines, the willingness of customers to travel by air, actions taken or conditions imposed by the U.S. and foreign governments or other regulatory matters, excessive taxation, further industry consolidation and changes in airlines alliances, the availability and cost of insurance and public health threats.

XJT and SKYW caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in XJT’s and SKYW’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings. All subsequent written and oral forward-looking statements concerning XJT, SKYW, the transaction or other matters and attributable to XJT, SKYW or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Neither XJT nor SKYW undertakes any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

The following is the text of an email sent by ExpressJet to participants in its When In Need Get Support, Inc. and ExpressJet Scholarship Fund, Inc. programs on August 4, 2010 in connection with the announcement of the merger with SkyWest:

ExpressJet announced today signing of a definitive merger agreement with SkyWest, Inc. Visit www.expressjet.com to review the full release and legal disclaimers.

Both When In Need Get Support, Inc. and the ExpressJet Scholarship Fund, Inc. are separate legal entities from ExpressJet. When SkyWest, Inc. acquires ExpressJet, it will not acquire When In Need Get Support, Inc. or the ExpressJet Scholarship Fund.

The Boards of these organizations will continue administering the programs with the current funds available until the funds are depleted. Therefore, any payments the Boards agreed to make on your behalf and previously communicated to you will continue as planned post the transaction closing.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The transaction will be submitted to the stockholders of ExpressJet Holdings, Inc. (“XJT”) for their approval.

In connection with the transaction, XJT will file a proxy statement with the Securities and Exchange Commission (“SEC”). A definitive proxy statement will also be mailed to stockholders of XJT. XJT and SkyWest, Inc. (“SKYW”) also plan to file other documents with the SEC regarding the transaction.

INVESTORS AND SECURITY HOLDERS OF EXPRESSJET ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT XJT AND THE TRANSACTION.

Investors and stockholders will be able to obtain free copies of the proxy statement and other documents containing important information about XJT and SKYW, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by XJT will be available free of charge on XJT’s website at www.expressjet.com under the tab “Investors” or by contacting XJT’s Investor Relations Department at (832) 353-1409. Copies of the documents filed with the SEC by SKYW will be available free of charge on SKYW’s website at www.skywest.com under the tab “Invest” or by contacting SKYW’s Investor Relations Department at (435) 634-3203. None of the information included on any web site maintained by XJT, SKYW or any of their affiliates, or any other Internet web site linked to any such web site, is incorporated by reference in or otherwise made a part of this communication.

XJT, SKYW and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of XJT in connection with the transaction. Information about the directors and executive officers of XJT is set forth in its proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on April 2, 2010. Information about the directors and executive officers of SKYW is set forth in its proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on March 12, 2010. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, in the transaction will be contained in the proxy statement and other relevant materials to be filed with the SEC.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect XJT’s and SKYW’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, XJT’s and SKYW’s expectations with respect to the synergies, costs and other anticipated financial impacts of the transaction; future financial and operating results of the combined company; the combined company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the transaction by stockholders and by governmental regulatory authorities; the satisfaction of the closing conditions to the transaction; and the timing of the completion of the transaction. No assurance can be given that the transaction will be completed or that completion will not be delayed.

All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of XJT and SKYW and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, (1) the possibility that the transaction is delayed or does not close, including due to the failure to receive required stockholder or regulatory approvals, the taking of governmental action (including the passage of legislation) to block the transaction, or the failure of other closing conditions, and (2) the possibility that the expected synergies will not be realized, or will not be realized within the expected time period, because of, among other things, the progress of the merger between Continental Airlines, Inc. and United Air Lines, Inc., global economic conditions, competitive actions taken by other airlines, terrorist attacks, natural disasters, difficulties in integrating the two airlines, the willingness of customers to travel by air, actions taken or conditions imposed by the U.S. and foreign governments or other regulatory matters, excessive taxation, further industry consolidation and changes in airlines alliances, the availability and cost of insurance and public health threats.

XJT and SKYW caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in XJT’s and SKYW’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings. All subsequent written and oral forward-looking statements concerning XJT, SKYW, the transaction or other matters and attributable to XJT, SKYW or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Neither XJT nor SKYW undertakes any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.